Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 18,106	100.0	$ 17,811	100.0	1.7
Cost of products sold	5,534	30.5	5,673	31.8	(2.5)
Selling, marketing and administrative expenses	5,309	29.3	5,891	33.1	(9.9)
Research and development expense	2,640	14.6	2,864	16.1	(7.8)
In-process research and development	—	—	214	1.2
Interest (income) expense, net	84	0.5	107	0.6
Other (income) expense, net	20	0.1	(1,205)	(6.8)
Restructuring	195	1.1	509	2.9
Earnings before provision for taxes on income	4,324	23.9	3,758	21.1	15.1
Provision for taxes on income	510	2.8	543	3.0	(6.1)
Net earnings	$ 3,814	21.1	$ 3,215	18.1	18.6

Net earnings per share (Diluted)	$ 1.38		$ 1.15		20.0

Average shares outstanding (Diluted)	2,764.5		2,803.3

Effective tax rate	11.8%		14.4%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,103	28.2	$ 4,913	27.6	3.9
Net earnings	$ 4,361	24.1	$ 4,043	22.7	7.9
Net earnings per share (Diluted)	$ 1.58		$ 1.44		9.7
Effective tax rate	14.5%		17.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2016		2015		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 71,890	100.0	$ 70,074	100.0	2.6
Cost of products sold	21,685	30.2	21,536	30.7	0.7
Selling, marketing and administrative expenses	19,945	27.7	21,203	30.3	(5.9)
Research and development expense	9,095	12.7	9,046	12.9	0.5
In-process research and development	29	0.0	224	0.3
Interest (income) expense, net	358	0.5	424	0.6
Other (income) expense, net	484	0.7	(2,064)	(2.9)
Restructuring	491	0.7	509	0.7
Earnings before provision for taxes on income	19,803	27.5	19,196	27.4	3.2
Provision for taxes on income	3,263	4.5	3,787	5.4	(13.8)
Net earnings	$ 16,540	23.0	$ 15,409	22.0	7.3

Net earnings per share (Diluted)	$ 5.93		$ 5.48		8.2

Average shares outstanding (Diluted)	2,788.9		2,812.9

Effective tax rate	16.5%		19.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 22,759	31.7	$ 22,003	31.4	3.4
Net earnings	$ 18,764	26.1	$ 17,445	24.9	7.6
Net earnings per share (Diluted)	$ 6.73		$ 6.20		8.5
Effective tax rate	17.6%		20.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,387	1,231	12.7%	12.7	—
International	2,045	2,089	(2.1)	0.2	(2.3)
	3,432	3,320	3.4	4.9	(1.5)

Pharmaceutical
U.S.	5,002	4,910	1.9	1.9	—
International	3,230	3,154	2.4	3.7	(1.3)
	8,232	8,064	2.1	2.6	(0.5)

Medical Devices
U.S.	3,148	3,152	(0.1)	(0.1)	—
International	3,294	3,275	0.6	1.3	(0.7)
	6,442	6,427	0.2	0.6	(0.4)

U.S.	9,537	9,293	2.6	2.6	—
International	8,569	8,518	0.6	1.9	(1.3)
Worldwide	$ 18,106	17,811	1.7%	2.3	(0.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,420	5,222	3.8%	3.8	—
International	7,887	8,285	(4.8)	0.1	(4.9)
	13,307	13,507	(1.5)	1.5	(3.0)

Pharmaceutical
U.S.	20,125	18,333	9.8	9.8	—
International	13,339	13,097	1.8	4.0	(2.2)
	33,464	31,430	6.5	7.4	(0.9)

Medical Devices
U.S.	12,266	12,132	1.1	1.1	—
International	12,853	13,005	(1.2)	0.7	(1.9)
	25,119	25,137	(0.1)	0.9	(1.0)

U.S.	37,811	35,687	6.0	6.0	—
International	34,079	34,387	(0.9)	1.8	(2.7)
Worldwide	$ 71,890	70,074	2.6%	3.9	(1.3)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,537	9,293	2.6%	2.6	—

Europe	4,001	4,002	0.0	3.9	(3.9)
Western Hemisphere excluding U.S.	1,465	1,442	1.6	2.4	(0.8)
Asia-Pacific, Africa	3,103	3,074	0.9	(0.9)	1.8
International	8,569	8,518	0.6	1.9	(1.3)

Worldwide	$ 18,106	17,811	1.7%	2.3	(0.6)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2016	2015	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 37,811	35,687	6.0%	6.0	—

Europe	15,770	15,995	(1.4)	1.4	(2.8)
Western Hemisphere excluding U.S.	5,734	6,045	(5.1)	4.0	(9.1)
Asia-Pacific, Africa	12,575	12,347	1.8	1.4	0.4
International	34,079	34,387	(0.9)	1.8	(2.7)

Worldwide	$ 71,890	70,074	2.6%	3.9	(1.3)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,324	3,758	15.1%

Intangible asset amortization expense	344	301

Restructuring/Other (1)	298	590

Litigation expense, net	96	—

DePuy ASRTM Hip program	9	—

In-process research and development	—	214

Other	32	50

Earnings before provision for taxes on income - as adjusted	$ 5,103	4,913	3.9%

Net Earnings - as reported	$ 3,814	3,215	18.6%

Intangible asset amortization expense	252	220

Restructuring/Other	251	415

Litigation expense, net	80	—

DePuy ASRTM Hip program	7	—

In-process research and development	—	156

Other	(43)	37

Net Earnings - as adjusted	$ 4,361	4,043	7.9%

Diluted Net Earnings per share - as reported	$ 1.38	1.15	20.0%

Intangible asset amortization expense	0.09	0.07

Restructuring/Other	0.09	0.15

Litigation expense, net	0.03	—

DePuy ASRTM Hip program	—	—

In-process research and development	—	0.06

Other	(0.01)	0.01

Diluted Net Earnings per share - as adjusted	$ 1.58	1.44	9.7%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		1.54

Impact of currency at 2015 foreign currency exchange rates	0.01	(0.10)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$ 1.59	1.44	10.4%

(1) Includes $18M recorded in cost of products sold and $85M recorded in other (income) expense for the fourth quarter 2016, and $81M recorded in cost of products sold for the fourth quarter 2015.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Twelve Months		% Incr. /
(Dollars in Millions Except Per Share Data)	2016	2015	(Decr.)

Earnings before provision for taxes on income - as reported	$ 19,803	19,196	3.2%

Intangible asset amortization expense	1,271	1,570

Restructuring/Other (1)	685	590

Litigation expense, net	817	141

DePuy ASRTM Hip program	9	148

In-process research and development	29	224

Other	145	134

Earnings before provision for taxes on income - as adjusted	$ 22,759	22,003	3.4%

Net Earnings - as reported	$ 16,540	15,409	7.3%

Intangible asset amortization expense	931	1,113

Restructuring/Other	544	415

Litigation expense, net	675	118

DePuy ASRTM Hip program	7	130

In-process research and development	23	162

Other	44	98

Net Earnings - as adjusted	$ 18,764	17,445	7.6%

Diluted Net Earnings per share - as reported	$ 5.93	5.48	8.2%

Intangible asset amortization expense	0.33	0.39

Restructuring/Other	0.20	0.15

Litigation expense, net	0.24	0.04

DePuy ASRTM Hip program	—	0.05

In-process research and development	0.01	0.06

Other	0.02	0.03

Diluted Net Earnings per share - as adjusted	$ 6.73	6.20	8.5%

Operational Diluted Net Earnings per share - as adjusted at 2014 foreign currency exchange rates		6.76

Impact of currency at 2015 foreign currency exchange rates	0.05	(0.56)

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates	$ 6.78	6.20	9.4%

(1) Includes $45M recorded in cost of products sold and $149M recorded in other (income) expense for twelve months YTD 2016, and $81M recorded in cost of products sold for twelve months YTD 2015.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures, Hepatitis C, (1) Venezuela and Additional 2015 Shipping Days (A)
FOURTH QUARTER 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	4.9%	2.6%	0.6%	2.3%
U.S.	12.7%	1.9%	(0.1)%	2.6%
International	0.2%	3.7%	1.3%	1.9%

Wound Care/Other
SPLENDA®	0.5			0.1
U.S.	0.0			0.0
International	0.8			0.2

Cardiovascular
Cordis			0.0	0.0
U.S.			0.1	0.0
International			(0.1)	0.0

Beauty
Vogue	(2.7)			(0.5)
U.S.	(5.7)			(0.8)
International	(1.0)			(0.3)

Other Neuroscience
Controlled Substance Raw Material and API Business		1.2		0.5
U.S.		1.4		0.8
International		0.8		0.3

All Other Acquisitions and Divestitures	(0.1)	0.0	0.3	0.1
U.S.	(0.3)	(0.1)	(0.4)	(0.2)
International	0.1	0.0	1.0	0.4

WW Ops excluding Acquisitions and Divestitures	2.6%	3.8%	0.9%	2.5%
U.S.	6.7%	3.2%	(0.4)%	2.4%
International	0.1%	4.5%	2.2%	2.5%

Hepatitis C		0.4		0.2
U.S.		(0.1)		0.0
International		1.2		0.5

Venezuela	0.4	0.0	0.1	0.1
U.S.	0.0	0.0	0.0	0.0
International	0.7	0.2	0.2	0.3

Additional 2015 Shipping Days*	4.6	5.7	3.7	4.8
U.S.	7.0	8.7	4.9	7.1
International	3.3	1.2	2.6	2.3

WW Ops excluding Acquisitions, Divestitures, Hepatitis C, Venezuela
and Additional 2015 Shipping Days	7.6%	9.9%	4.7%	7.6%
U.S.	13.7%	11.8%	4.5%	9.5%
International	4.1%	7.1%	5.0%	5.6%

(1) Hepatitis C products include OLYSIO®/SOVRIAD® and INCIVO® (2) Operational growth excludes the effect of translational currency

*The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2015.

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures, hepatitis C, Venezuela and additional 2015 shipping days” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe, the variable nature of acquisitions and divestitures, and instability in Venezuela and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures, Hepatitis C, (1) Venezuela and Additional 2015 Shipping Days (A)
TWELVE MONTHS 2016 ACTUAL vs. 2015 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	1.5%	7.4%	0.9%	3.9%
U.S.	3.8%	9.8%	1.1%	6.0%
International	0.1%	4.0%	0.7%	1.8%

Wound Care/Other
SPLENDA®	1.8			0.3
U.S.	3.4			0.5
International	0.8			0.2

Cardiovascular
Cordis			1.7	0.7
U.S.			0.8	0.3
International			2.6	1.0

Beauty	(1.2)
Vogue	(2.8)			(0.2)
U.S.	(0.3)			(0.4)
International				0.0

Other Neuroscience
Controlled Substance Raw Material and API Business		0.5		0.2
U.S.		0.7		0.3
International		0.2		0.1

All Other Acquisitions and Divestitures	(0.1)	0.1	0.1	0.1
U.S.	(0.3)	0.2	(0.2)	0.0
International	0.1	0.1	0.3	0.1

WW Ops excluding Acquisitions and Divestitures	2.0%	8.0%	2.7%	5.0%
U.S.	4.1%	10.7%	1.7%	6.7%
International	0.7%	4.3%	3.6%	3.2%

Hepatitis C		1.9		0.8
U.S.		0.7		0.4
International		3.4		1.2

Venezuela	1.2	0.1	0.2	0.3
U.S.	0.0	0.0	0.0	0.0
International	1.9	0.3	0.4	0.7

Additional 2015 Shipping Days*	1.1	1.5	0.9	1.3
U.S.	1.5	2.4	1.2	1.8
International	0.8	0.3	0.7	0.6

WW Ops excluding Acquisitions, Divestitures, Hepatitis C, Venezuela
and Additional 2015 Shipping Days	4.3%	11.5%	3.8%	7.4%
U.S.	5.6%	13.8%	2.9%	8.9%
International	3.4%	8.3%	4.7%	5.7%

(1) Hepatitis C products include OLYSIO®/SOVRIAD® and INCIVO® (2) Operational growth excludes the effect of translational currency

*The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2015.

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures, hepatitis C, Venezuela and additional 2015 shipping days” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe, the variable nature of acquisitions and divestitures, and instability in Venezuela and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$123	126	(2.4)%	(2.4)%	—%
Intl	370	387	(4.4)	(2.2)	(2.2)
WW	493	513	(3.9)	(2.3)	(1.6)

BEAUTY
US	580	442	31.2	31.2	—
Intl	483	461	4.8	6.7	(1.9)
WW	1,063	903	17.7	18.7	(1.0)

ORAL CARE
US	163	170	(4.1)	(4.1)	—
Intl	234	238	(1.7)	0.2	(1.9)
WW	397	408	(2.7)	(1.6)	(1.1)

OTC
US	418	386	8.3	8.3	—
Intl	621	632	(1.7)	1.5	(3.2)
WW	1,039	1,018	2.1	4.1	(2.0)

WOMEN'S HEALTH
US	3	7	(57.1)	(57.1)	—
Intl	261	276	(5.4)	(3.1)	(2.3)
WW	264	283	(6.7)	(4.4)	(2.3)

WOUND CARE/OTHER
US	100	100	0.0	0.0	—
Intl	76	95	(20.0)	(19.6)	(0.4)
WW	176	195	(9.7)	(9.5)	(0.2)

TOTAL CONSUMER
US	1,387	1,231	12.7	12.7	—
Intl	2,045	2,089	(2.1)	0.2	(2.3)
WW	$3,432	3,320	3.4%	4.9%	(1.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,157	2,101	2.7%	2.7%	—%
Intl	779	670	16.3	16.9	(0.6)
WW	2,936	2,771	6.0	6.1	(0.1)
REMICADE
US	1,173	1,193	(1.7)	(1.7)	—
US Exports (4)	109	180	(39.4)	(39.4)	—
Intl	342	307	11.4	11.9	(0.5)
WW	1,624	1,680	(3.3)	(3.2)	(0.1)
SIMPONI / SIMPONI ARIA
US	243	204	19.1	19.1	—
Intl	183	136	34.6	32.7	1.9
WW	426	340	25.3	24.5	0.8
STELARA
US	632	524	20.6	20.6	—
Intl	247	218	13.3	15.6	(2.3)
WW	879	742	18.5	19.2	(0.7)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	7	9	(22.2)	(20.6)	(1.6)
WW	7	9	(22.2)	(20.6)	(1.6)

INFECTIOUS DISEASES
US	354	363	(2.5)	(2.5)	—
Intl	407	438	(7.1)	(5.0)	(2.1)
WW	761	801	(5.0)	(3.9)	(1.1)
EDURANT
US	14	12	16.7	16.7	—
Intl	151	95	58.9	60.7	(1.8)
WW	165	107	54.2	55.8	(1.6)
OLYSIO / SOVRIAD
US	5	(1)	**	**	—
Intl	5	45	(88.9)	(88.1)	(0.8)
WW	10	44	(77.3)	(76.5)	(0.8)
PREZISTA / PREZCOBIX / REZOLSTA
US	283	287	(1.4)	(1.4)	—
Intl	164	180	(8.9)	(6.0)	(2.9)
WW	447	467	(4.3)	(3.2)	(1.1)
OTHER INFECTIOUS DISEASES
US	52	65	(20.0)	(20.0)	—
Intl	87	118	(26.3)	(24.9)	(1.4)
WW	139	183	(24.0)	(23.1)	(0.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$631	752	(16.1)%	(16.1)%	—%
Intl	839	849	(1.2)	(1.2)	0.0
WW	1,470	1,601	(8.2)	(8.2)	0.0
CONCERTA / METHYLPHENIDATE
US	103	117	(12.0)	(12.0)	—
Intl	101	96	5.2	5.8	(0.6)
WW	204	213	(4.2)	(3.9)	(0.3)
INVEGA / PALIPERIDONE
US	—	58	**	**	—
Intl	56	55	1.8	0.2	1.6
WW	56	113	(50.4)	(51.1)	0.7
INVEGA SUSTENNA / XEPLION / TRINZA
US	360	327	10.1	10.1	—
Intl	225	197	14.2	15.8	(1.6)
WW	585	524	11.6	12.2	(0.6)
RISPERDAL CONSTA
US	92	103	(10.7)	(10.7)	—
Intl	118	131	(9.9)	(8.6)	(1.3)
WW	210	234	(10.3)	(9.5)	(0.8)
OTHER NEUROSCIENCE
US	76	147	(48.3)	(48.3)	—
Intl	339	370	(8.4)	(9.8)	1.4
WW	415	517	(19.7)	(20.7)	1.0

ONCOLOGY
US	595	457	30.2	30.2	—
Intl	867	816	6.3	8.1	(1.8)
WW	1,462	1,273	14.8	15.9	(1.1)
DARZALEX
US	151	20	*	*	—
Intl	49	—	*	*	0.0
WW	200	20	*	*	0.0
IMBRUVICA
US	158	122	29.5	29.5	—
Intl	188	113	66.4	72.2	(5.8)
WW	346	235	47.2	50.0	(2.8)
VELCADE
US	—	—	—	—	—
Intl	274	321	(14.6)	(12.6)	(2.0)
WW	274	321	(14.6)	(12.6)	(2.0)
ZYTIGA
US	249	286	(12.9)	(12.9)	—
Intl	270	295	(8.5)	(9.0)	0.5
WW	519	581	(10.7)	(11.0)	0.3
OTHER ONCOLOGY
US	37	29	27.6	27.6	—
Intl	86	87	(1.1)	1.3	(2.4)
WW	123	116	6.0	7.8	(1.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,265	1,237	2.3%	2.3%	—%
Intl	338	381	(11.3)	(7.8)	(3.5)
WW	1,603	1,618	(0.9)	(0.1)	(0.8)
XARELTO
US	598	494	21.1	21.1	—
Intl	—	—	—	—	—
WW	598	494	21.1	21.1	—
INVOKANA / INVOKAMET
US	334	348	(4.0)	(4.0)	—
Intl	37	24	54.2	60.3	(6.1)
WW	371	372	(0.3)	0.1	(0.4)
PROCRIT / EPREX
US	186	173	7.5	7.5	—
Intl	73	87	(16.1)	(14.5)	(1.6)
WW	259	260	(0.4)	0.1	(0.5)
OTHER
US	147	222	(33.8)	(33.8)	—
Intl	228	270	(15.6)	(11.7)	(3.9)
WW	375	492	(23.8)	(21.6)	(2.2)

TOTAL PHARMACEUTICAL
US	5,002	4,910	1.9	1.9	—
Intl	3,230	3,154	2.4	3.7	(1.3)
WW	$8,232	8,064	2.1%	2.6%	(0.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$247	229	7.9%	7.9%	—%
Intl	238	210	13.3	12.4	0.9
WW	485	439	10.5	10.1	0.4

DIABETES CARE
US	191	202	(5.4)	(5.4)	—
Intl	271	278	(2.5)	(1.1)	(1.4)
WW	462	480	(3.8)	(3.0)	(0.8)

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	24	**	**	**
WW	—	24	**	**	**

ORTHOPAEDICS
US	1,422	1,438	(1.1)	(1.1)	—
Intl	965	985	(2.0)	(0.6)	(1.4)
WW	2,387	2,423	(1.5)	(0.9)	(0.6)

HIPS
US	208	213	(2.3)	(2.3)	—
Intl	142	141	0.7	3.2	(2.5)
WW	350	354	(1.1)	(0.1)	(1.0)

KNEES
US	247	254	(2.8)	(2.8)	—
Intl	148	151	(2.0)	0.9	(2.9)
WW	395	405	(2.5)	(1.4)	(1.1)

TRAUMA
US	394	379	4.0	4.0	—
Intl	260	265	(1.9)	(1.2)	(0.7)
WW	654	644	1.6	1.9	(0.3)

SPINE & OTHER
US	573	592	(3.2)	(3.2)	—
Intl	415	428	(3.0)	(2.1)	(0.9)
WW	988	1,020	(3.1)	(2.7)	(0.4)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,023	1,044	(2.0)%	(2.0)%	—
Intl	1,364	1,369	(0.4)	0.8	(1.2)
WW	2,387	2,413	(1.1)	(0.4)	(0.7)

ADVANCED
US	393	384	2.3	2.3	—
Intl	515	486	6.0	7.4	(1.4)
WW	908	870	4.4	5.2	(0.8)

GENERAL
US	415	430	(3.5)	(3.5)	—
Intl	687	717	(4.2)	(2.9)	(1.3)
WW	1,102	1,147	(3.9)	(3.1)	(0.8)

SPECIALTY
US	215	230	(6.5)	(6.5)	—
Intl	162	166	(2.4)	(2.5)	0.1
WW	377	396	(4.8)	(4.8)	0.0

VISION CARE
US	265	239	10.9	10.9	—
Intl	456	409	11.5	9.9	1.6
WW	721	648	11.3	10.3	1.0

TOTAL MEDICAL DEVICES
US	3,148	3,152	(0.1)	(0.1)	—
Intl	3,294	3,275	0.6	1.3	(0.7)
WW	$6,442	6,427	0.2%	0.6%	(0.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$488	514	(5.1)%	(5.1)%	—%
Intl	1,513	1,643	(7.9)	(2.0)	(5.9)
WW	2,001	2,157	(7.2)	(2.7)	(4.5)

BEAUTY
US	2,135	1,861	14.7	14.7	—
Intl	1,762	1,772	(0.6)	3.7	(4.3)
WW	3,897	3,633	7.3	9.4	(2.1)

ORAL CARE
US	648	629	3.0	3.0	—
Intl	920	951	(3.3)	1.4	(4.7)
WW	1,568	1,580	(0.8)	2.0	(2.8)

OTC
US	1,675	1,565	7.0	7.0	—
Intl	2,302	2,330	(1.2)	3.4	(4.6)
WW	3,977	3,895	2.1	4.8	(2.7)

WOMEN'S HEALTH
US	19	26	(26.9)	(26.9)	—
Intl	1,048	1,174	(10.7)	(4.6)	(6.1)
WW	1,067	1,200	(11.1)	(5.1)	(6.0)

WOUND CARE/OTHER
US	455	627	(27.4)	(27.4)	—
Intl	342	415	(17.6)	(14.7)	(2.9)
WW	797	1,042	(23.5)	(22.3)	(1.2)

TOTAL CONSUMER
US	5,420	5,222	3.8	3.8	—
Intl	7,887	8,285	(4.8)	0.1	(4.9)
WW	$13,307	13,507	(1.5)%	1.5%	(3.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$8,846	7,642	15.8%	15.8%	—%
Intl	3,122	2,760	13.1	15.9	(2.8)
WW	11,968	10,402	15.1	15.9	(0.8)
REMICADE
US	4,842	4,453	8.7	8.7	—
US Exports (4)	782	782	0.0	0.0	—
Intl	1,342	1,326	1.2	5.4	(4.2)
WW	6,966	6,561	6.2	7.0	(0.8)
SIMPONI / SIMPONI ARIA
US	959	730	31.4	31.4	—
Intl	786	598	31.4	31.6	(0.2)
WW	1,745	1,328	31.4	31.5	(0.1)
STELARA
US	2,263	1,677	34.9	34.9	—
Intl	969	797	21.6	24.0	(2.4)
WW	3,232	2,474	30.6	31.4	(0.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	25	39	(35.9)	(30.1)	(5.8)
WW	25	39	(35.9)	(30.1)	(5.8)

INFECTIOUS DISEASES
US	1,461	1,535	(4.8)	(4.8)	—
Intl	1,747	2,121	(17.6)	(15.7)	(1.9)
WW	3,208	3,656	(12.3)	(11.2)	(1.1)
EDURANT
US	52	41	26.8	26.8	—
Intl	521	369	41.2	41.9	(0.7)
WW	573	410	39.8	40.4	(0.6)
OLYSIO / SOVRIAD
US	55	173	(68.2)	(68.2)	—
Intl	51	448	(88.6)	(88.1)	(0.5)
WW	106	621	(82.9)	(82.6)	(0.3)
PREZISTA / PREZCOBIX / REZOLSTA
US	1,143	1,064	7.4	7.4	—
Intl	708	746	(5.1)	(2.3)	(2.8)
WW	1,851	1,810	2.3	3.5	(1.2)
OTHER INFECTIOUS DISEASES
US	211	257	(17.9)	(17.9)	—
Intl	467	558	(16.3)	(13.6)	(2.7)
WW	678	815	(16.8)	(15.0)	(1.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,628	2,850	(7.8)%	(7.8)%	—%
Intl	3,457	3,409	1.4	2.3	(0.9)
WW	6,085	6,259	(2.8)	(2.3)	(0.5)
CONCERTA / METHYLPHENIDATE
US	468	434	7.8	7.8	—
Intl	395	387	2.1	4.8	(2.7)
WW	863	821	5.1	6.4	(1.3)
INVEGA / PALIPERIDONE
US	70	339	(79.4)	(79.4)	—
Intl	241	234	3.0	2.1	0.9
WW	311	573	(45.7)	(46.1)	0.4
INVEGA SUSTENNA / XEPLION / TRINZA
US	1,343	1,085	23.8	23.8	—
Intl	871	745	16.9	18.7	(1.8)
WW	2,214	1,830	21.0	21.7	(0.7)
RISPERDAL CONSTA
US	381	409	(6.8)	(6.8)	—
Intl	512	561	(8.7)	(7.4)	(1.3)
WW	893	970	(7.9)	(7.1)	(0.8)
OTHER NEUROSCIENCE
US	366	583	(37.2)	(37.2)	—
Intl	1,438	1,482	(3.0)	(2.9)	(0.1)
WW	1,804	2,065	(12.6)	(12.5)	(0.1)

ONCOLOGY
US	2,335	1,547	50.9	50.9	—
Intl	3,472	3,148	10.3	12.6	(2.3)
WW	5,807	4,695	23.7	25.2	(1.5)
DARZALEX
US	471	20	*	*	—
Intl	101	—	*	*	0.0
WW	572	20	*	*	0.0
IMBRUVICA
US	613	375	63.5	63.5	—
Intl	638	314	*	*	(6.3)
WW	1,251	689	81.6	84.5	(2.9)
VELCADE
US	—	—	—	—	—
Intl	1,224	1,333	(8.2)	(5.9)	(2.3)
WW	1,224	1,333	(8.2)	(5.9)	(2.3)
ZYTIGA
US	1,089	1,070	1.8	1.8	—
Intl	1,171	1,161	0.9	1.8	(0.9)
WW	2,260	2,231	1.3	1.8	(0.5)
OTHER ONCOLOGY
US	162	82	97.6	97.6	—
Intl	338	340	(0.6)	2.1	(2.7)
WW	500	422	18.5	20.6	(2.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$4,855	4,759	2.0%	2.0%	—%
Intl	1,541	1,659	(7.1)	(2.9)	(4.2)
WW	6,396	6,418	(0.3)	0.8	(1.1)
XARELTO
US	2,288	1,868	22.5	22.5	—
Intl	—	—	—	—	—
WW	2,288	1,868	22.5	22.5	—
INVOKANA / INVOKAMET
US	1,273	1,238	2.8	2.8	—
Intl	134	70	91.4	*	(9.7)
WW	1,407	1,308	7.6	8.1	(0.5)
PROCRIT / EPREX
US	767	692	10.8	10.8	—
Intl	338	376	(10.1)	(7.6)	(2.5)
WW	1,105	1,068	3.5	4.4	(0.9)
OTHER
US	527	961	(45.2)	(45.2)	—
Intl	1,069	1,213	(11.9)	(7.5)	(4.4)
WW	1,596	2,174	(26.6)	(24.1)	(2.5)

TOTAL PHARMACEUTICAL
US	20,125	18,333	9.8	9.8	—
Intl	13,339	13,097	1.8	4.0	(2.2)
WW	$33,464	31,430	6.5%	7.4%	(0.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$948	931	1.8%	1.8%	—%
Intl	901	1,105	(18.5)	(18.4)	(0.1)
WW	1,849	2,036	(9.2)	(9.2)	0.0

DIABETES CARE
US	739	833	(11.3)	(11.3)	—
Intl	1,050	1,095	(4.1)	(1.9)	(2.2)
WW	1,789	1,928	(7.2)	(5.9)	(1.3)

DIAGNOSTICS
US	—	—	—	—	—
Intl	66	86	(23.3)	(13.9)	(9.4)
WW	66	86	(23.3)	(13.9)	(9.4)

ORTHOPAEDICS
US	5,521	5,380	2.6	2.6	—
Intl	3,813	3,882	(1.8)	0.5	(2.3)
WW	9,334	9,262	0.8	1.8	(1.0)

HIPS
US	798	781	2.2	2.2	—
Intl	563	551	2.2	5.7	(3.5)
WW	1,361	1,332	2.2	3.6	(1.4)

KNEES
US	943	916	2.9	2.9	—
Intl	581	580	0.2	3.5	(3.3)
WW	1,524	1,496	1.9	3.2	(1.3)

TRAUMA
US	1,545	1,462	5.7	5.7	—
Intl	1,024	1,066	(3.9)	(1.9)	(2.0)
WW	2,569	2,528	1.6	2.5	(0.9)

SPINE & OTHER
US	2,235	2,221	0.6	0.6	—
Intl	1,645	1,685	(2.4)	(0.6)	(1.8)
WW	3,880	3,906	(0.7)	0.1	(0.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2016	2015	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$4,026	3,991	0.9%	0.9%	—%
Intl	5,270	5,226	0.8	3.3	(2.5)
WW	9,296	9,217	0.9	2.3	(1.4)

ADVANCED
US	1,524	1,430	6.6	6.6	—
Intl	1,993	1,845	8.0	10.7	(2.7)
WW	3,517	3,275	7.4	8.9	(1.5)

GENERAL
US	1,669	1,702	(1.9)	(1.9)	—
Intl	2,693	2,780	(3.1)	(0.7)	(2.4)
WW	4,362	4,482	(2.7)	(1.2)	(1.5)

SPECIALTY
US	833	859	(3.0)	(3.0)	—
Intl	584	601	(2.8)	(0.4)	(2.4)
WW	1,417	1,460	(2.9)	(1.9)	(1.0)

VISION CARE
US	1,032	997	3.5	3.5	—
Intl	1,753	1,611	8.8	8.2	0.6
WW	2,785	2,608	6.8	6.4	0.4

TOTAL MEDICAL DEVICES
US	12,266	12,132	1.1	1.1	—
Intl	12,853	13,005	(1.2)	0.7	(1.9)
WW	$25,119	25,137	(0.1)%	0.9%	(1.0)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure (see supplemental sales information for further detail)
(4) Reported as U.S. sales

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)

Prior quarter amounts have been reclassified to
conform to current year product disclosure
	2016			2015

	Q3	Q2	Q1	Q3	Q2	Q1
CONSUMER SEGMENT (1)
BABY CARE (3)
US	$118	126	121	126	127	135
Intl	377	404	362	408	443	405
WW	495	530	483	534	570	540
BEAUTY (2) (4)
US	517	554	484	433	492	494
Intl	462	422	395	451	424	436
WW	979	976	879	884	916	930
ORAL CARE
US	156	159	170	154	147	158
Intl	227	244	215	224	244	245
WW	383	403	385	378	391	403
OTC (5)
US	386	405	466	395	377	407
Intl	557	591	533	552	587	559
WW	943	996	999	947	964	966
WOMEN'S HEALTH
US	3	7	6	6	7	6
Intl	266	276	245	304	313	281
WW	269	283	251	310	320	287
WOUND CARE / OTHER
US	111	133	111	163	205	159
Intl	81	98	87	98	117	105
WW	192	231	198	261	322	264

TOTAL CONSUMER
US	1,291	1,384	1,358	1,277	1,355	1,359
Intl	1,970	2,035	1,837	2,037	2,128	2,031
WW	$3,261	3,419	3,195	$ 3,314	3,483	3,390

PHARMACEUTICAL SEGMENT (1)
DARZALEX
US	$124	95	101	—	—	—
Intl	39	13	—	—	—	—
WW	$163	108	101	—	—	—

(1) Unaudited
(2) Previously referred to as Skin Care
(3) Now includes AVEENO® Baby (previously part of Beauty)
(4) Now includes NIZORAL® and ROGAINE® /REGAINE® (previously part of OTC)
(5) Now includes BENGAY®, BENADRYL® Topical, and LACTAID® (previously part of Wound Care/Other)